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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of report (Date of earliest event reported): DECEMBER 4, 2002

                               eACCELERATION CORP.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                   000-29869               91-2006409
(State or Other Jurisdiction of    (Commission           (I.R.S. Employer
      Incorporation)               File Number)       Identification Number)



  1050 NE HOSTMARK STREET, SUITE 100B, POULSBO, WASHINGTON        98370
  (Address of Registrant's Principal Executive Offices)         (Zip Code)

                                 (360) 697-9260
              (Registrant's telephone number, including area code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On December 4, 2002, eAcceleration Corp. (the "Company") dismissed McKennon, Wilson & Morgan LLP ("MWM") as independent auditors for the Company. The decision to dismiss MWM and to seek new independent auditors was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

         The audit reports of MWM on the Company's financial statements for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the opinion issued with the Company's financial statements for the year ended December 31, 2001 included a reference to substantial doubt that existed regarding the Company's ability to continue as a going concern.

         In connection with the audits for the years ended December 31, 2001 and 2000 and for the subsequent interim period through December 4, 2002, there were no disagreements with MWM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MWM, would have caused them to make reference thereto in their reports on the financial statements for such years; and there were no reportable events or disagreements with MWM as described in Item 304(a)(1)(iv) of the Securities and Exchange Commission's Regulation S-B.

         The Company requested that MWM furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Item 4, and if not, stating the respects in which they do not agree. A copy of such letter, dated December 10, 2002, has been furnished by MWM and is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)      On December 4, 2002,  the  Company  engaged Peterson  Sullivan P.L.L.C.
("Peterson Sullivan") to serve as the Company's independent auditors. During the years ended December 31, 2001 and 2000 and the interim periods of the year ending December 31, 2002 preceding the Company's engagement of Peterson Sullivan, neither the Company nor anyone acting on its behalf consulted with Peterson Sullivan regarding (i) either the application of any accounting principles to a specific transaction undertaken by the Company, either completed or proposed, or the type of audit opinion that might be rendered by Peterson Sullivan on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with MWM or a reportable event with respect to MWM.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits.

         16.1 Letter dated December 10, 2002 from McKennon, Wilson & Morgan LLP to the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2002


                                   eAcceleration Corp.


                                   By:   /s/ Clint Ballard
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                                      Clint Ballard
                                      President and Chief Executive Officer